SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                 of 1934


Filed by the Registrant <CHECKED-BOX>
Filed by a party other than the Registrant <SQUARE>

Check the appropriate box:
<SQUARE>    Preliminary Proxy Statement
<SQUARE>    Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
<CHECKED-BOX>    Definitive Proxy Statement
<SQUARE>    Definitive Additional Materials
<SQUARE>    Soliciting Material Pursuant to <square>  <section>240.14a-11(c)
            or <SQUARE>  <section>240.14a-12

                             DBS INDUSTRIES, INC.
            (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

<CHECKED-BOX>  No fee required
<SQUARE>    Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11

     1) Title of each class of securities to which transaction applies:_______________________________________________
     2) Aggregate number of securities to which transaction applies:_______________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
     4)   Proposed maximum aggregate value of transaction:____________
     5)   Total fee paid:_________________________________________

<SQUARE>    Fee paid previously with preliminary materials.

<SQUARE>    Check  box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:________________________________
     2)   Form, Schedule or Registration Statement No.:__________
     3)   Filing Party:__________________________________________
     4)   Date Filed:____________________________________________

To the Stockholders of DBS Industries, Inc.:



You are invited to attend the Annual Meeting of the Stockholders of DBS Industries, Inc. ("DBSI") which will be held on May 12, 1998 at 2:00 p.m. (PDT) at Embassy Suites Hotel, 101 McInnis Road, San Rafael, California 94903.

The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read such material carefully.

The Proxy Statement contains information about the two nominees for election as Directors, the adoption of the 1998 Stock Option Plan, the amendment to the 1993 Non-Qualified Stock Option Plan for Non-Employee Directors, and the amendment to the 1996 Stock Option Plan. The Board of Directors strongly recommends your approval of these proposals.

We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person.

                                 Sincerely,



                                 Fred W. Thompson
                                 Chairman and President

April 23, 1998

                         DBS INDUSTRIES, INC.
                   100 Shoreline Highway, Suite 190A
                         Mill Valley, CA 94941
                            (415) 380-8055

             NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON MAY 12, 1998

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of DBS Industries, Inc., a Delaware corporation ("DBSI"), will be held on May 12, 1998 at 2:00 p.m. (PDT), at Embassy Suites Hotel, 101 McInnis Road, San Rafael, California 94903, for the following purposes, which are more completely discussed in the accompanying Proxy Statement:

To elect two directors, each to hold office for a three-year term ending at the Annual Meeting of Stockholders in 2001 and until their successors are elected and qualified;

To approve the 1998 Stock Option Plan;

To  amend the 1993 Non-Qualified Stock Option Plan for Non-Employee  Directors;
     and

To amend the 1996 Stock Option Plan;

To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on April 8, 1998 are entitled to notice of and to vote at the Annual Meeting of the Stockholders.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           Fred W. Thompson
                           Chairman and President

April 23, 1998

YOU ARE CORDIALLY INVITED TO ATTEND DBSI'S ANNUAL  MEETING  OF
STOCKHOLDERS. IT
IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE
NUMBER YOU OWN.
EVEN  IF  YOU  PLAN  TO  BE  PRESENT  AT  THE ANNUAL MEETING, YOU ARE
URGED  TO
COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED  PROXY  PROMPTLY  IN
THE ENVELOPE
PROVIDED.   IF  YOU  ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON
OR  BY
PROXY.  ANY PROXY GIVEN  MAY  BE  REVOKED BY YOU IN WRITING OR IN
PERSON AT ANY
TIME PRIOR TO THE EXERCISE THEREOF.

                                PROXY STATEMENT
                                      of
                             DBS INDUSTRIES, INC.
                       100 Shoreline Highway, Suite 190A
                             Mill Valley, CA 94941
                                (415) 380-8055

                    INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is furnished to the stockholders of DBS Industries, Inc. ("DBSI") in connection with the solicitation of proxies on behalf of DBSI's Board of Directors for use at DBSI's Annual Meeting of the Stockholders (the "Meeting") to be held on May 12, 1998 at 2:00 p.m. (PDT), at Embassy Suites Hotel, 101 McInnis Road, San Rafael, California 94903, and at any and all adjournments thereof. Only stockholders of record on April 8, 1998 will be entitled to notice of and to vote at the Meeting.

The proxy solicited hereby, if properly signed and returned to DBSI and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" the approval of proposals 2, 3 and 4 and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with DBS Industries, Inc. written notice of its revocation addressed to Secretary, DBS Industries, Inc., 100 Shoreline Highway, Suite 190A, Mill Valley, CA 94941, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing in person at the Meeting and giving the Secretary notice of his or her intention to vote in person.

DBSI will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees and agents of DBSI may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which DBSI will also bear.

This Proxy Statement and form of proxy were first mailed to stockholders on or about April 23, 1998.

                         RECORD DATE AND VOTING RIGHTS

DBSI is currently authorized to issue up to 20,000,000 shares of common stock, par value $0.0004, and 5,000,000 shares of preferred stock, par value $0.0004. As of April 8, 1998, 5,910,236 shares of common stock were issued and outstanding. No shares of preferred stock are outstanding. Each share of common stock shall be entitled to one vote on all matters submitted for stockholder approval, including the election of a director. The record date for determination of stockholders entitled to notice of, and to vote at the Meeting, is April 8, 1998. DBSI's Certificate of Incorporation does not provide for cumulative voting.

One-third (1/3) of the shares of common stock of DBSI entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes of common shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the outstanding common stock is necessary to approve Proposals 2, 3 and 4. Under Delaware law, abstentions and broker non-votes shall be counted for purposes of determining quorum. Broker non-votes, however, will not be counted for purposes of calculating voting power, but abstentions will be counted towards calculating voting power.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL INFORMATION

DBSI adopted staggered terms for its Board of Directors at the 1996 Annual Stockholders Meeting. Directors of the first class served until the 1997 Annual Meeting of Stockholders. Directors of the second class are serving until the 1998 Annual Meeting of Stockholders, and directors of the third class will serve until the 1999 Annual Meeting of Stockholders or until their successors have been elected. At the Meeting, stockholders will be asked to elect the second class of directors to serve until the 2001 Annual Meeting of Stockholders. Messrs. H. Tate Holt and Michael T. Schieber, both current second class directors, are standing for re-election.

NOMINEES FOR DIRECTORS

The nominees for directors have consented to being named nominees in this Proxy Statement and have agreed to serve as directors if elected at the Annual Meeting. In the event that the nominees are unable to serve, the persons named in the proxy have discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unavailable for election. The directors who are elected shall hold office for three years, as set forth under Article VIII of the Restated Certificate of Incorporation of August 12, 1996, or until their successors are elected and qualified.

The following sets forth the persons nominated by the Board of Directors for re-election as directors and certain information with respect to those persons.

Nominee               Age                Term

Michael T. Schieber   58              1998-2001
H. Tate Holt          46              1998-2001

BACKGROUND OF NOMINEES

MICHAEL T. SCHIEBER, has served as a Director of DBSI since December 1992. He has served as the Managing General Partner of ZAMSTL Partners, a real estate development firm in Washington State since June 1991. From 1987 to December 1992, Mr. Schieber was the Managing Partner of Amador Telecommunications. Mr. Schieber also holds minority interests in two Illinois cellular telephone licenses. He retired from the Department of Fisheries with the State of Washington in May 1993 where he had served as a civil engineer since 1984. He is also a retired Air Force Major and Command Pilot. Mr. Schieber received an MA degree in International Relations and Government from the University of Notre Dame, a BS in Engineering from the Air Force Academy, and a BA in Business from The Evergreen State College.

H. TATE HOLT, appointed in February 1996, is currently President of Holt & Associates, a growth management consulting firm and has held that position since July 1990. Previously, from 1987 to 1990, Mr. Holt was a Senior Vice President at Automatic Data Processing, Inc. in Roseland, New Jersey and Santa Clara, California. Mr. Holt has over twenty years of experience in various senior sales, marketing and general management positions with IBM, Triad Systems, and ADP. He has participated in major restructuring and strategic planning in these and other companies. Since 1990, Holt & Associates has assisted its clients in developing and achieving aggressive growth targets, both domestically as well as internationally. Mr. Holt is also an active director of several private and publicly traded companies including Onsite Energy. Mr. Holt holds an AB from Indiana University.

VOTE REQUIRED

The plurality of votes of common shares present in person or represented by proxy and entitled to vote on the election of directors is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING  FOR  THE
NOMINEES FOR THE
ELECTION OF DIRECTORS


                                 PROPOSAL TWO

                             ADOPTION OF THE DBSI
                            1998 STOCK OPTION PLAN

     On February 12, 1998, subject to stockholder approval, the Board of Directors approved adoption of the DBS Industries, Inc. 1998 Stock Option Plan (herein the "Plan") to serve as a vehicle to attract and retain the services of key employees and to help such key employees realize a direct proprietary interest in DBSI. As discussed below, the Plan is a "dual plan" which provides for the grant of both Non-qualified Options and Incentive Stock Options. The Plan is set forth in Exhibit "A" attached to this Proxy Statement.

DESCRIPTION OF THE PLAN

     Adoption of the Plan will not affect options previously granted under the 1996 Stock Option Plan ("Existing Plan"), and the Company will no longer issue any options under the Existing Plan. The Plan is intended to attract, retain and motivate officers, employees, consultants and directors of the Corporation, or a subsidiary of the Corporation, by giving them the opportunity to acquire stock ownership in the Corporation.

     The Plan covers 500,000 shares of DBSI's common stock, which shares will be reserved upon confirmation of the Plan. The following is a summary of the provisions of the Plan. The summary is not intended to be a complete description of all terms and provisions of the Plan. The Plan is set forth in Exhibit "A" to this Proxy Statement.

     ELIGIBILITY. The Plan provides for the grant of options to officers, directors, consultants and employees of DBSI (herein "participants"). The Committee (as defined below) determines which participants are to be granted options under the Plan. The options under the Plan which have not been previously granted may be granted to the participants. Directors and officers of DBSI are eligible to participate under the Plan.

     ADMINISTRATION. The Plan will be administered by a Stock Option and Compensation Committee consisting of two or more disinterested Board members (herein the "Committee"). The Committee is responsible for the operation of the Plan and, subject to the terms thereof, makes all determinations regarding
(i) participation in the Plan by employees of DBSI or its subsidiaries and (ii) the nature and extent of participation. The interpretation and construction of any provisions of the Plan by the Committee shall be final. The Board may at any time remove a Committee member and appoint a successor, provided the successor is a disinterested Board member.

     Other than the ability to receive options individually as directors or employees of DBSI, Committee members shall serve without compensation, unless otherwise determined by the Board, provided that DBSI shall pay the expenses of such members incurred in the administration of the Plan, subject to approval of the Board.

     TERMS OF OPTIONS. Each option will be evidenced by a stock option agreement between DBSI and the participants to whom such options may be granted. Options granted to persons other than Committee members under the Plan shall have a term of up to 10 years, as determined by the Committee, and shall be subject to the following additional terms and conditions. In the case of an employee who owns more than 10% of DBSI common stock, the term of any Incentive Stock Option shall not be more than five years from the date of grant.

     NUMBER OF COMMON STOCK SUBJECT TO ANY ONE OPTION. The Committee shall determine the number of shares subject to an option grant. However, the fair market value of the common stock to any Incentive Stock Options granted to the employee in any calendar year may not exceed $100,000.

     EXERCISE OF THE OPTION. Options shall become exercisable during a period or during such periods as the Committee shall determine and may be specifically conditioned upon achieving specified performance goals. An option may be exercised by giving written notice of exercise to DBSI, specifying the number of full shares of common stock to be purchased and tendering payment of the purchase price to DBSI. The Committee may, in its discretion, allow a participant to pay the option price over such period of time as the Committee shall, from time to time, designate, provided that the participant shall execute a promissory note evidencing the debt on such terms and conditions as is determined by the Committee. Interest at prime rate shall be paid on any such promissory note and payment of the note in full must occur at the time of the sale of the underlying stock.

     OPTION PRICE. The option price will be determined by the Committee and shall be the fair market value of DBSI common stock on the date of grant, based upon the closing price of the common stock on that date. In the case of an Incentive Stock Option granted to an employee who owns more than 10% of the common stock, the exercise price will be 110% of the fair market value.

     EMPLOYMENT AGREEMENT. The Committee may include in an option agreement a condition that the participant shall agree to remain in the employ of DBSI for a specified period of time following the date of grant.

     TERMINATION OF STATUS AS AN EMPLOYEE. In the case of an Incentive Stock Option, if the participant ceases to serve as an employee of DBSI, the options held by the optionee may be exercised within three months after the date employment ceases as to all or part of the shares that the optionee was entitled to exercise at the date of such termination and after such three month period all unexercised options shall terminate. Non-qualified Stock Options are not limited to such three-month exercise limitation. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     TERMINATION  OF STATUS AS A DIRECTOR OR CONSULTANT.  If an optionee ceases
to serve as a director or consultant of DBSI, any Non-qualified Stock Option held at the date of such termination may be exercised, in whole or in part, at any time during the term of the option as set forth in the option agreement and after such period of time all unexercised options shall terminate. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     DEATH. If an optionee should die while serving as an employee, officer, consultant or director of DBSI, the options held by the participant may be exercised by the participant's estate at any time within twelve months after the death and shall terminate thereafter. If a participant should die within one month after ceasing to serve as an employee, officer, consultant or director of DBSI, the options may be exercised within twelve months after the death to the extent the option was exercisable on the date of such death. Non-qualified Stock Options shall not be limited to such twelve-month exercise period and such options may be exercised within the time specified in the option agreement. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

     SUSPENSION OR TERMINATION OF OPTIONS. No option shall be exercisable by any person after its expiration date. If the Committee reasonably believes that a participant has committed an act of misconduct, the Committee may suspend the participant's right to exercise any option pending a final determination by the Committee. If the Committee determines a participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to DBSI, breach of fiduciary duty or deliberate disregard of DBSI's rules or if a participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of DBSI's customers or contracting parties to breach a contract with DBSI, or induces any principal for whom DBSI acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Committee shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Committee. The determination of the Committee shall be final and conclusive unless overruled by the Board of Directors.

     NON-TRANSFERABILITY OF OPTIONS. An option is nontransferable, other than by will or the laws of descent and distribution, and is exercisable only by the participant during his or her lifetime or, in the event of death, by the executors, administrators, legatees or heirs of his or her estate during the time period provided above.

     HOLDING REQUIREMENTS. To the extent required by Rule 16b-3, as promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") all participants who are officers or directors as defined in Rule 16a-1(f) of the Exchange Act of DBSI shall not be entitled to transfer any shares of common stock received upon the exercise of the options granted under the Plan for a period of six months from the date that such options were granted.

     OTHER PROVISIONS.   The  option  agreement  may  contain such other terms,
provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

FEDERAL TAX ASPECTS.

     The Plan is a "dual plan" in that it provides for the grant of both Non-qualified Options and Incentive Stock Options.

     NON-QUALIFIED OPTIONS. In general, the grant of an option under the Plan that is designated as a non-qualified stock option will not result in taxable income to the recipient at the time of grant.

     In general,  a  participant,  other than an officer or director subject to
Section 16(b) of the Exchange Act, who exercised the option will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price.

     In general, a  participant  who  is  a  director  or an officer subject to
Section 16(b) and has exercised his or her option while he or she is subject to
Section 16(b) with respect to such stock, will recognize ordinary income when he or she is no longer subject to Section 16(b) with respect to such stock in an amount equal to the excess of the fair market value of the shares at the later date less the option exercise price unless the participant timely files a statement with the IRS electing to be taxed on the date of issuance. In general, if such participant exercises his or her option when he or she is no longer subject to Section 16(b), he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option exercise price unless the participant timely files the IRS statement referred to above.

     An exception to the general rules set forth above exists in the case of common stock subject to a substantial risk of forfeiture and which is nontransferable. This occurs if restrictions in connection with the issuance of the stock options are present. In such circumstances, ordinary income will be recognized when the risk of forfeiture lapses or the shares become transferable, whichever occurs first, rather than the dates described in the two foregoing paragraphs, unless the participant timely files a statement with the IRS electing to be taxed on the date of issuance.

     DBSI will be entitled to tax deductions in the same amounts and at the same times as the participant takes amounts into income. The participant's cost basis in the acquired shares will be the same as the fair market value of the shares on the date they are valued to determine taxable income.

     INCENTIVE STOCK OPTIONS. The grant of an option under the Plan that is designated as an Incentive Stock Option under Section 422 of the Internal Revenue Code will not result in taxable income to the recipient at the time of the grant. The participant will, however, recognize taxable income in the year in which the shares purchased under the Incentive Stock Option are sold or otherwise made the subject of disposition.

     For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. The participant will make a qualifying disposition of a purchased share if no disposition of such share is made by participant within two years from the date of the granting of the option nor within one year after the transfer of such share to participant. If the participant fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition, the participant will recognize capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the option price paid for the shares. If there is a disqualifying disposition of the shares, then the shares of (i) the fair market value of those shares at the date of exercise over (ii) the option price paid for such shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be capital gain.

     If the participant makes a disqualifying disposition of the purchased shares, then DBSI will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount by which the fair market value of such shares on the date the option was exercised exceeded the option price. In no other instance will DBSI be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     WITHHOLDING TAXES. DBSI is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums DBSI deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

     ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event any change, such as stock split, is made in DBSI's capitalization which results in an exchange of common stock for a greater or lesser number of shares, an appropriate adjustment shall be made in the option price and in the number of shares subject to the option. In the event of the proposed dissolution or liquidation of DBSI, all outstanding options shall automatically terminate, provided that the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise his or her options. In the event of the sale of all or substantially all of DBSI's assets or the merger of DBSI with or into another corporation, (i) if DBSI is the surviving corporation following a merger or consolidation each option shall, upon exercise, entitle the holder to the issuance of securities to which a holder of the number of shares of common stock subject to the option would be entitled after the merger or consolidation, or (ii) all options shall otherwise terminate, provided that the participant shall have the right, immediately prior to the merger, consolidation, dissolution or liquidation to exercise his or her options.

     AMENDMENT AND TERMINATION. The Board of Directors may amend the Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment which increases the number of shares for which options may be granted, changes the designation of the class of persons eligible to be granted options, or materially increases the benefits which may accrue to participants under the Plan. Notwithstanding the foregoing, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Plan without the consent of the participant.

VOTE REQUIRED

The affirmative vote of a majority of the common stock represented and voting at the Meeting is necessary to approve the adoption of the 1998 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS  VOTING  FOR  THE
ADOPTION OF THE
1998 STOCK OPTION PLAN.


                                PROPOSAL THREE

                           APPROVAL OF AMENDMENT TO
        1993 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     The Board of Directors has concluded that it would be advisable  to  amend
Section 4(c) of DBSI's 1993 Non-qualified Stock Option Plan for Non-Employee Directors (the "1993 Plan") to provide that, when a Director ceases to be a Director of DBSI, all vested options shall be exercisable by such former Director up to the date the options would normally expire (up to ten years from the date of grant) or such lesser period as determined by the Committee. Currently under the 1993 Plan, options become fully vested upon a Director's retirement (defined as age 62 or older) and remain exercisable for three years following such retirement or by a Director's personal representative for one year following his or her death. The 1993 Plan also provides that when a Director ceases to act as a Director of the Company (for reasons other than retirement or death), any exercisable options will remain exercisable for ten days thereafter.

     Although options are no longer being issued under the 1993 Plan, all previously granted options continue to be governed by its provisions. The Board of Directors believes that former Directors should have the ability to exercise their vested options up to the date the option would normally expire and Section 4(c) of the 1993 Plan should be amended to allow such an exercise period, or lesser period as determined on an individual basis at the discretion of the Committee. Under the proposed amendment, an exercise period still may be no longer than ten years from the date of grant.

Section 4(c) of the 1993 Plan currently states:

     (c) Payment of the option exercise price will be made in cash or in shares of Common Stock or a combination thereof. Options not otherwise exercisable by a Director shall, in most instances, become fully exercisable on the date of his or her retirement as Director (as required pursuant to any plan or policy of the Company) or on the date of his or her death, and shall remain exercisable by a Director for three (3) years after a Director's retirement or by a Director's personal representative for one year after his or her death, respectively. To the extent options are exercisable on the date a Director ceases to act as a Director of the Company (other than by reason of death or retirement pursuant to any plan or policy of the Company), such options will remain exercisable for ten
     (10) days thereafter.

The proposed amendment to Section 4(c) is as follows:

     (c) Payment of the option exercise price will be made in cash or in shares of Common Stock or a combination thereof. Options not otherwise exercisable by a Director shall, in most instances, become fully exercisable on the date of his or her retirement as Director (as required pursuant to any plan or policy of the Company) or on the date of his or her death, and shall remain exercisable by such Director or Director's personal representative at any time until the expiration date of the option, as specified in the option agreement, or such lesser period as determined by the Committee. To the extent options are exercisable on the date a Director ceases to act as a Director of the Company (other than by reason of death or retirement pursuant to any plan or policy of the Company), such options shall remain exercisable by such Director at any time until the expiration date of the option, as specified in the option agreement, or such lesser period as determined by the Committee. Notwithstanding the foregoing, in no event shall options be exercisable after the earlier of (i) the expiration date of the option (as set forth in the option agreement), or (ii) ten years from the grant date of the option.

VOTE REQUIRED

     The affirmative vote of a majority of the common stock represented and voting at the Meeting is necessary to approve the amendment to the 1993 Non-Qualified Stock Option Plan for Non-Employee Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING  FOR  THE
AMENDMENT OF THE
1993 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

                                 PROPOSAL FOUR

                           APPROVAL OF AMENDMENT TO
                            1996 STOCK OPTION PLAN

     Similar to the proposed amendment to the 1993 Plan, the Board of Directors has also concluded that it would be advisable to amend the first paragraph of
Section 5(b)(vii)(1) of DBSI's 1996 Stock Option Plan (the "1996 Plan") to provide that upon the termination of employment of directors, consultants and employees such optionees be permitted to exercise any vested non-qualified stock options up to the date the options would normally expire (up to ten years from the grant date), or such lesser period as determined by the Committee. Currently under the 1996 Plan, upon termination of employment an optionee has only three months during which to exercise any vested options. Under the proposed amendment, the exercise period for incentive stock options would remain three months from the termination date, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended, but Non-qualified Stock Options would be exercisable up to their expiration date, or such lesser period as determined by the Committee.

The first paragraph of Section 5(b)(vii)(1) of the 1996 Plan currently states:

           (1)  TERMINATION OF EMPLOYMENT/CONSULTING/DIRECTORSHIP.   If for
any
     reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a consultant or director of the Company, or a Subsidiary, Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three months after the date of such termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the grant date).

The proposed amendment to the first paragraph of Section 5(b)(vii)(1) is as follows:

           (1) TERMINATION OF EMPLOYMENT/CONSULTING/DIRECTORSHIP. If for any reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a consultant or director of the Company, or a Subsidiary, any Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three months after the date of such termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the grant date) and any Non-Qualified Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time until the expiration date of the Option, as specified in the Option Agreement, or such lesser period as determined by the Committee (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the grant date).

VOTE REQUIRED

         The affirmative vote of a majority of the common stock represented and voting at the Meeting is necessary to approve the amendment to the 1996 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY  RECOMMENDS  VOTING FOR THE
AMENDMENT OF THE
1996 STOCK OPTION PLAN.

                       DIRECTORS AND EXECUTIVE OFFICERS

IDENTIFICATION OF DBSI'S DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of DBSI, their ages, positions held, and duration as such, are as follows:


NAME                 POSITION                          AGE PERIOD

Fred W. Thompson     Chairman of the Board, President, 55  December 1992-present
                     Chief Executive Officer and
                     Chief Financial Officer               November 1993-present
Michael T. Schieber  Director                          58  December 1992-present
                     Secretary
Jerome W. Carlson    Director                          61  May 1997-present
E.A. James Peretti   Director, President and           55  February 1996-present
                     Chief Executive Officer, GEMS
H. Tate Holt         Director                          46  February 1996-present

CERTAIN SIGNIFICANT EMPLOYEES

While the following person does not serve as a director or executive officer of DBSI, he does serve as an executive officer or director of DBSI's subsidiary and is considered to be a significant employee of that subsidiary.


Randall L. Smith  Exec Vice-President, Chief Engineer  43 January 1996-present
                  Director of GEMS
                  President and Director of GEMS          July 1995-January 1996
                  President of JPS                        July 1993-June 1995


BACKGROUND OF PRESENT DIRECTORS AND EXECUTIVE OFFICERS

FRED W. THOMPSON, serves as CHAIRMAN OF THE BOARD, PRESIDENT, AND CEO of DBSI.
He has over thirty years' experience in the telecommunications industry. From 1983 to 1986, Mr. Thompson managed Inter Exchange Consultants, Inc., a company he founded, providing management, design and engineering services for initial cellular telephone operations in New York City, San Francisco, Los Angeles and other major cities in the U.S. From 1986 to 1990, Mr. Thompson devoted his time to consulting on various telecommunication matters as an independent contractor. His career of over 20 years with AT&T included various management positions in the Long Lines Department, Western Electric Company, Bell Labs and with several operating telephone companies. Mr. Thompson received a BS degree in Electrical Engineering from California Polytechnic.

MICHAEL T. SCHIEBER, DIRECTOR, has served as a Director of DBSI since  December

1992. He has served as the Managing General Partner of ZAMSTL Partners, a real estate development firm in Washington State since June 1991. From 1987 to December 1992, Mr. Schieber was the Managing Partner of Amador Telecommunications. Mr. Schieber also holds minority interests in two Illinois cellular telephone licenses. He retired from the Department of Fisheries with the State of Washington in May 1993 where he had served as a civil engineer since 1984. He is also a retired Air Force Major and Command Pilot. Mr. Schieber received an MA degree in International Relations and Government from the University of Notre Dame, a BS in Engineering from the Air Force Academy, and a BA in Business from The Evergreen State College.

E.A. JAMES PERETTI, DIRECTOR appointed in February 1996, and President and Chief Executive Officer of Global Energy Metering Service, Inc., a wholly owned subsidiary of DBSI. Previously, Mr. Peretti served as President of Westinghouse Electric Supply Company (WESCO), a business unit of Westinghouse Electric Corp. He also served as a Vice President and officer of Westinghouse Electric Corp. During his 30 year tenure with WESCO, Mr. Peretti also held positions as Vice President and General Manager of its Pacific Division. Mr. Peretti holds a BS degree from Purdue University in Electrical Engineering and an MBA from the University of Hawaii.

H. TATE HOLT, DIRECTOR, appointed in February 1996, is currently President of Holt & Associates, a growth management consulting firm and has held that position since July 1990. Previously, from 1987 to 1990, Mr. Holt was a Senior Vice President at Automatic Data Processing, Inc. in Roseland, New Jersey and Santa Clara, California. Mr. Holt has over twenty years of experience in various senior sales, marketing and general management positions with IBM, Triad Systems, and ADP. He has participated in major restructuring and strategic planning in these and other companies. Since 1990, Holt & Associates has assisted its clients in developing and achieving aggressive growth targets, both domestically as well as internationally. Mr. Holt is also an active director of several private and publicly traded companies including Onsite Energy. Mr. Holt holds an AB from Indiana University.

JEROME W. CARLSON, DIRECTOR, elected to the Board in May 1997, is currently President of Raljer, Inc., management consulting firm, and has held that position since January 1995. Previously, from 1984 to 1995, Mr. Carlson was the Chief Financial Officer, Vice President of Finance and Corporate Secretary for Triad Systems Corporation in Livermore, California. Mr. Carlson has over twenty years experience with Hewlett Packard Company, in various general management and corporate finance positions. Since 1995, Raljer, Inc., has assisted a range of businesses in developing and achieving their strategic and tactical goals in several industries. Mr. Carlson is also an active director and advisor in several private companies. He holds a B.S. degree from the University of California at Davis and an M.B.A. from the Stanford Graduate School of Business.

RANDALL L. SMITH, EXECUTIVE VICE  PRESIDENT AND CHIEF ENGINEER OF
GLOBAL ENERGY
METERING SERVICE, INC. joined DBSI in July 1993. Mr. Smith has been instrumental in the research and development of the Automated Meter Reading technology being adopted by the Company. During his 14 years at PG&E, his experience included management for of energy, gas and electric automation, automatic meter reading and time of use control, real-time pricing, temper detection, and distribution generation dispatch. Mr. Smith is a licensed professional engineer in California and received a BS degree in Electrical Engineering from Michigan Technological University.

FAMILY RELATIONSHIPS

There are no family relationships between any director, executive officer or key employee.

BOARD OF DIRECTORS

The Board of Directors held 5 meetings during the year ended December 31, 1997, and each director attended all meetings.

COMMITTEES OF THE BOARD

During the year ended December 31, 1997, the Board has a nominating committee which consisted of Messrs. Holt, Carlson and Thompson and a compensation committee which consisted of Messrs. Holt, Schieber and Carlson. The Board also has an audit committee which consisted of Messrs. Schieber and Peretti.

The primary function of the audit committee is to review the scope and results of audits by DBSI's independent accountants and the cost of accounting services.

The nominating committee assists in the process of officer and director nominations.

The compensation committee administers DBSI's 1996 Stock Option Plan and approves compensation, remuneration and incentive arrangements for DBSI's officers.

                            EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

Non-employee directors do not receive any direct compensation; however, directors do receive stock options.

CASH COMPENSATION

The following table provides certain summary information for the year ended December 31, 1997, concerning compensation in excess of $100,000 paid or accrued by DBSI and its subsidiary to or on behalf of DBSI's executives and/or employees.

Columns  regarding  "Restricted  Stock  Awards"  and "Long-Term Incentive  Plan
(LTIP) Payouts" are excluded because no reportable payments were made to such executive officers for the relevant years.

                          SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION      LONG-TERM COMPENSATION

                                                       OTHER              SECURITIES
NAME AND                                               ANNUAL             UNDERLYING
PRINCIPAL POSITION      YEAR      SALARY        Bonus  COMPENSATION{(1)}
OPTIONS{(2)}

Fred W. Thompson        1997      $180,000{(3)}        $   6,705           185,000
Chief Executive Officer 1996      $180,000{(4)}        $   4,245           319,375{(5)}
                        1995{(6)} $ 30,000             $   2,577             4,500
                        1995      $  72,000            $   6,521              0

E.A. James Peretti
CEO GEMS                1997      $155,000             $   3,732           150,000
                        1996      $155,000             $     971           375,000

Randall Smith
Executive VP GEMS       1997      $125,000             $   2,385            75,000
                        1996      $125,000             $   2,216           131,875{(5)}


(1)   Consists entirely of payment of insurance premiums.
(2)   Common stock of DBS Industries, Inc.
(3) $80,000 paid in cash, $100,000 deferred pursuant to his employment agreement.
(4) $72,000 paid in cash, $108,000 deferred pursuant to his employment agreement.
(5) Includes 6,875 shares granted in April 1996 with vesting commencing as of December 31, 1995.
(6)   For the transition period from August 1, 1995 to December 31, 1995.



COMPENSATION PURSUANT TO STOCK OPTION PLAN

DBSI has established a 1996 Stock Option Plan (the "Plan") to serve as a vehicle to attract and retain the services of key employees and to help such key employees realize a direct proprietary interest in DBSI. The Plan provides for the grant of non-statutory and incentive stock options. The exercise price of any incentive stock option granted under the Plan may not be less than 100% of the fair market value of the common stock of DBSI on the date of grant. The fair market value for which an option may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the Plan may be purchased for cash. Unless otherwise provided by the Board, an option granted under the Plan is exercisable for a term of ten years (or for a shorter period up to ten years). The Plan is administered by the Board of Directors and its Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The Plan may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. Each option is exercisable, during the lifetime of the optionee, only so long as the optionee remains employed by DBSI. No option is transferable by the optionee other than by will or the laws of descent and distribution.

DBSI intends to file one or more registration statements on Form S-8 under the Securities Act to register shares of common stock subject to stock options that will permit the resale of such shares, subject to vesting restrictions with DBSI.

            OPTION GRANTS IN THE YEAR ENDED DECEMBER 31, 1997

                                   Individual Grants

                    NUMBER OF     % OF TOTAL
                    SECURITIES    OPTIONS
                    UNDERLYING    GRANTED TO     EXERCISE
                    OPTIONS       EMPLOYEES      OR BASE
                    GRANTED       IN FISCAL      PRICE         EXPIRATION
NAME                1997          YEAR           ($/SH)        DATE

Fred W. Thompson    185,000           25%        $0.584        12/31/02
President, CEO

E.A. James Peretti  150,000           20%        $0.531        12/31/07
CEO GEMS

Randall Smith        75,000           10%        $0.531        12/31/07
Exec. VP GEMS



                           FISCAL YEAR-END OPTION VALUE

                   Number of Securities          Value of Unexercised
                   Underlying Unexercised        In-the-Money
                   Options/SARS at FY End (#)    Options/SARS at FY End ($)

NAME               EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
                   Options at December 31, 1997  Options at December 31, 1997

Fred W. Thompson     169,971 / 347,029             $82,969 / $82,969
President, CEO

E.A. James Peretti   225,000 / 300,000             $119,475 / $159,300
CEO GEMS

Randall Smith        105,074/ 133,676              $55,795 / $70,982
Exec. VP GEMS


EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

Mr. Thompson entered into an employment agreement with DBSI on April 18, 1996 effective January 1, 1996. His annual salary under this agreement is $180,000, and includes an option to purchase 312,500 shares of DBSI's common stock. DBSI has maintained a key person insurance policy on Mr. Thompson's life in the face amount of $2,000,000 and is the sole beneficiary of such policy. DBSI also entered into new employment contracts with E.A. James Peretti , CEO of GEMS, and Randall Smith, Executive VP of GEMS and Chief Engineer. Their compensation agreements included $155,000 annual salary and 375,000 stock options for Mr. Peretti, and $125,000 annual salary and 125,000 stock options for Mr. Smith.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires DBSI's officers and directors, and the persons who own more than ten percent of a registered class of DBSI's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Based solely upon a review of copies of such forms received by it, DBSI believes that during fiscal 1997 all filing requirements applicable to officers, directors and greater than ten percent stockholders were satisfied except that Messrs. Thompson and Peretti inadvertently failed to file a Form 4 on a timely basis with respect to the grant of options to purchase shares of Common Stock on one occasion and with respect to the adjustment of the exercise prices of existing options on one occasion.

                            PRINCIPAL STOCKHOLDERS

As of April 8,1998, the persons listed in the table set forth below were known by DBSI to own or control beneficially more than five percent of DBSI's outstanding Common Stock, par value $.0004 per share. The table also sets forth the total number of shares of these securities owned by each director, director nominee and officer of DBSI and of all directors, director nominees and officers as a group as of April 8,1998, and all options and warrants exercisable through May 30, 1998.

                    NAME AND ADDRESS OF        BENEFICIALLY AND    PERCENT
TITLE OF CLASS      BENEFICIAL OWNER           RECORD OWNED        OF CLASS

Common Stock        Fred W. Thompson            848,471 (1)          14.3%
                    109 William Avenue
                    Larkspur, CA  94939

Common Stock        Michael T. Schieber         316,489 (2)           5.4%
                    5520 Beverly Drive NE
                    Olympia, WA  98506

Common Stock        E.A. James Peretti          300,000 (3)           5.1%
                    8613 Paradise Lagoon Drive
                    Lucerne, CA  95458

Common Stock        H. Tate Holt                125,129 (4)           2.1%
                    240 Wilson Way
                    Larkspur, CA  94939

Common Stock        Jerome W. Carlson            75,000 (5)           1.3%
                    95 Mt. Vernon Lane
                    Atherton, CA 94027

Common Stock        Officers, Directors and   1,665,089              28.2%
                    Nominees as a Group
                    (5 persons)

(1) Includes (i) 599,558 held in Thompson 1996 Revocable Trust, and (ii) options to purchase 234,375 shares at $.531 expiring on January 1, 2006, and 4,375, 3,750, 3,663 and 2,750 common shares exercisable at $.584 per share and expiring February 8, 1999, February 8, 1999, February 15, 2000, and December 31, 2000, respectively. The exercise price of options to purchase 234,375 shares was adjusted to $1.4375 in February 1997 and to
     $.531  in  December  1997.   The exercise price of options to purchase an
     aggregate of 14,538 shares was adjusted to $1.5813 in February 1997 and to $.584 in December 1997.

(2)  Includes  (i) 193,125 shares held jointly with  spouse,  Arlene  Schieber,
     (ii) 6,505 held solely by Mr. Schieber, (iii) 3,075 held solely by Ms. Schieber, of which shares Mr. Schieber disclaims beneficial ownership, and
     (iv) options to purchase 6,250,  13,750,  6,250, 12,534, and 37,500 common shares all exercisable at $1.4375 per share which expire on November 22, 2003, February 15, 2005, December 31, 2005, February 15, 2006 and April 30, 2006, respectively, and 37,500 at $.60 per share which expire May 13, 2007. The exercise price of options to purchase an aggregate of 76,284 shares was adjusted to $1.4375 in February 1997. The exercise price of options to purchase 37,500 shares was adjusted to $.60 in February 1998.

(3) Options to purchase 300,000 common shares exercisable at $.531 per share, which expire January 1, 2006. The exercise price was adjusted to $1.4375 in February 1997 and to $.531 in December 1997. Includes (i) 4,821 held solely by Mr. Holt, and (ii) options to purchase 7,808 and 75,000 common shares all exercisable at $1.4375 per share which expire on December 15, 2006 and April 30, 2006, respectively, and 37,500 exercisable at $.60 on May 13, 2007. The exercise price of options to purchase an aggregate of 82,808 shares was adjusted to $1.4375 in February 1997. The exercise price of options to purchase 37,500 was adjusted to $.60 in February 1998.

     Options to purchase 75,000 common shares exercisable at $.60 per share, which expire May 13, 2007. The exercise price was adjusted to $.60 in February 1998.

                                    OTHER MATTERS

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Coopers & Lybrand has served as DBSI's independent accountant since August 1994. DBSI has had no disagreements with the accountants on accounting and financial disclosures. For the calendar year 1998, the Board of Directors expects to retain Coopers & Lybrand but may seek competitive bids for its annual audit. A representative of Coopers & Lybrand may be present at the 1998 Annual Meeting of Stockholders to be available to respond to appropriate questions from stockholders.

OTHER MATTERS

The Board of Directors of DBSI knows of no other matters that may or are likely to be presented to the Meeting. However, if additional matters are presented at the Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment on such matters pursuant to the discretionary authority granted to them by the terms and conditions of the proxy.

SHAREHOLDER PROPOSALS

Shareholder proposals to be included in DBSI's Proxy Statement and Proxy for its 1999 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission ("SEC") and must be received by DBSI no later than December 1, 1998.

ADDITIONAL INFORMATION

A copy of DBSI's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, containing DBSI's 1997 audited financial statements, including the report of its independent public accountants, accompanies this Proxy Statement. Upon receipt of a written request, DBSI will furnish to any stockholder, without charge, an additional copy of DBSI's 1997 Form 10-KSB. Stockholders should direct any request to DBS Industries, Inc., 100 Shoreline Highway, Suite 190A, Mill Valley, CA 94941, Attention: Secretary.

                                 DBS INDUSTRIES, INC.

                                 By Order of the Board of Directors



                                 Fred W. Thompson
                                 Chairman and President
Mill Valley, California
                                     April 23, 1998

                                    DBS INDUSTRIES, INC.
                             100 Shoreline Highway, Suite 190A
                                   Mill Valley, CA 94941

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Fred W. Thompson and Michael T. Schieber, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of DBS INDUSTRIES, INC. ("DBSI"), held of record by the undersigned on April 8, 1998, at the Annual Meeting of Stockholders to be held on May 12, 1998, at 2:00 p.m. (PDT), at Embassy Suites Hotel, 101 McInnis Road, San Rafael, California 94903 and at any and all adjournments thereof.

1. Election of Directors to serve until the Annual Meeting of Stockholders for the Year 2001.

      FOR   Michael T. Schieber   _____      WITHOUT AUTHORITY ____
      FOR   H. Tate Holt          _____      WITHOUT AUTHORITY ____

2.    Approval of the 1998 Stock Option Plan.

      FOR _______             AGAINST _________       ABSTAIN _____

3. Approval of the Amendment to the 1993 Non-Qualified Stock Option Plan for Non-Employee Directors.

      FOR _______             AGAINST _________       ABSTAIN _____

4.    Approval of the Amendment to the 1996 Stock Option Plan.

      FOR _______             AGAINST _________       ABSTAIN _____

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS  PROXY
WILL  BE
VOTED FOR ALL THE NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or another authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.

                  ______________________________  _____________________________
                       Name (Print)               Name (Print)(if held jointly)

Dated: ________   ______________________________  _____________________________
                       Signature                  Signature  (if held jointly)

                  ______________________________  _____________________________
                       (Address)                  (Address)

                  ______________________________  _____________________________
                       (City, State, Zip)         (City, State, Zip)

I will ___ attend the meeting.                      I will not  ___
Number of persons to attend _____.                  attend the meeting.

PLEASE  MARK,  SIGN,  DATE  AND  RETURN  THE  PROXY PROMPTLY USING THE
ENCLOSED
ENVELOPE.